Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made and entered into as of June 27, 2023 (the “Effective Date”) by and between Greystone Housing Impact Investors LP, a Delaware limited partnership formerly known as America First Multifamily Investors, L.P. (“Borrower”), and Bankers Trust Company (“Bank”).

RECITALS

A. Borrower and Bank entered into an Amended and Restated Credit Agreement dated August 23, 2021, as amended by a First Amendment to Amended and Restated Credit Agreement dated April 29, 2022 and a Second Amendment to Amended and Restated Credit Agreement dated July 29, 2022 (as amended, the “Agreement”) (all capitalized terms not otherwise defined herein are as defined in the Agreement), pursuant to which Bank agreed to provide certain credit facilities to Borrower on the terms and conditions contained therein.

B. Borrower has requested that Bank consent to certain modifications to the terms and conditions of the Agreement. Bank is agreeable to such request on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Borrower and Bank agree as follows:

I.
Effective as of the Effective Date, the terms of the Agreement are modified and amended as hereinafter provided:

A.
Subsection (eee) of Section 1.1 of Article 1 of the Agreement is deleted and replaced with the following:

(eee) Pledged Account means account # 164283-000 established and maintained by Securities Intermediary in the name of Borrower (as the same may be re-numbered, re-designated, or otherwise modified).

B.
Subsection (ooo) of Section 1.1 of Article 1 of the Agreement is deleted and replaced with the following:

(ooo) Securities Intermediary means Wilmington Trust, National Association, or any successor thereto, in its capacity as the securities intermediary maintaining the Pledged Account.

II.
This Amendment shall be effective as to the Effective Date set forth above upon Bank having received an executed original hereof, together with each of the following, each in substance and form acceptable to Bank in its sole discretion:

A.
An amendment to the Security Agreement from Borrower with respect to the Pledged Account.

B.
An updated Control Agreement with Securities Intermediary with respect to the Pledged Account.
C.
Such other documents or agreements as Bank may require.

III.
Except as amended hereby, all terms of the Agreement are hereby ratified and confirmed and remain in full force and effect, the terms of which are incorporated herein by this reference. The parties confirm and ratify the Loan Documents, and all collateral agreements, all certificates executed and delivered to Bank, and all other documents and actions relating to the obligations referred to in the Agreement, except as amended hereby.

IV.
Borrower represents that, to its knowledge, no Event of Default or Unmatured Event of Default has occurred or is occurring under the terms of the Agreement or under any collateral agreements or under any other Loan Documents, and that all of the covenants, representations, and warranties contained in the Agreement and the collateral agreements remain true as of the date hereof except with respect to those which are made with respect to specified earlier dates.

V.
The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Bank under the Agreement or other Loan Documents, nor constitute a waiver of any provision of the Loan Documents except to the extent expressly provided for herein. This Amendment shall not affect, alter, amend, or waive any right, power, or remedy of Bank by virtue of any Borrower’s actions or failure to take certain actions which constitute an Event of Default under the Agreement or any of the Loan Documents.

VI.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which shall be taken together and constitute one and the same agreement. Signatures may be made and delivered by telefax or other similar method which shall be effective as originals.

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IMPORTANT. READ BEFORE SIGNING, THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN AGREEMENT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

IN WITNESS WHEREOF, this Amendment is executed by the parties effective as of the date first set forth above.

Greystone Housing Impact Investors LP, a Delaware limited partnership, formerly known as America First Multifamily Investors, L.P.

By: /s/ Jesse A. Coury

Name: Jesse A. Coury

Its: Chief Financial Officer

Bankers Trust Company

By: /s/ Scott Leighton

Name: Scott Leighton

Its: Senior Vice President